Note 2 - Significant Accounting Policies	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Significant Accounting Policies [Text Block]
2. Significant Accounting Policies

Basis of Presentation and Consolidation

The consolidated financial statements reflect the financial position and results of operations of HOH and our majority and wholly-owned subsidiaries. Intercompany transactions and balances have been eliminated in consolidation.
As a result of the change in our segment disclosure in 2015, we have revised our financial statements to include segment disclosures for the years ended December 31, 2014 and 2013. See Note 17 for further information.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates include those related to the contingent liabilities, valuation of deferred taxes, provision for operational losses, valuation of acquired intangible assets and assumptions used in the valuation of stock options. Actual results could differ from these estimates.

Cash and Cash Equivalents

We consider all short-term, highly-liquid investments, with an original maturity of three months or less, to be cash equivalents. Cash equivalents are recorded at cost which approximates their fair value.

Investments in Marketable Securities

Marketable securities that have a readily determinable fair value and that we do not intend to trade are classified as available for sale and carried at fair value. Unrealized holding gains and losses are recorded as other comprehensive income, a separate component of shareholders’ equity, net of deferred income taxes. There are no unrealized holding gains or losses in the periods presented.

Accounts Receivable

Accounts receivable are recorded at face amounts less an allowance for doubtful accounts. We evaluate our accounts receivable and establish the allowance for doubtful accounts based on historical experience, analysis of past due accounts and other current available information.

Fair Value of Financial Instruments

The carrying amounts of our financial instruments, which include cash equivalents, accounts receivable, accounts payable and accrued expenses, approximate fair value because of the short-term nature of these instruments.

Fair Value Measurements

We evaluate assets and liabilities subject to fair value measurements on a recurring basis to determine the appropriate level to classify them for each reporting period.

We had no recorded unrealized gains or losses from investments as of either December 31, 2014 or 2013 and there is no difference between the amortized cost and fair value of the securities we held. The fair value of our cash equivalents as of December 31, 2014 and 2013 was valued based upon Level 1 inputs.

Concentration of Credit Risk

Our potential concentration of credit risk consists primarily of trade accounts receivable from university clients. For the years ended December 31, 2014 and 2013, no university client individually accounted for more than 10% of trade accounts receivable or revenue.

Fixed Assets

Property and equipment are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the assets.  We reflect grants, credits, and subsidies received in connection with our real estate development project, including capital-based investment grants and investment tax credits, as reductions in the net carrying value of the building.

Goodwill and Intangible Assets

Goodwill represents the excess of the fair value of consideration transferred over the fair values assigned to the underlying net identifiable assets of acquired businesses. We test goodwill for impairment annually on October 31, or whenever events or changes in circumstances indicate that impairment may have occurred, by comparing its fair value to its carrying value. Impairment may result from, among other things, deterioration in the performance of an acquired business, adverse market conditions, adverse changes in applicable laws or regulations, including changes that restrict the activities of an acquired business, and a variety of other circumstances. If it is determined that impairment has occurred, we record a write-down of the carrying value and charge the impairment as an operating expense in the period the determination is made. We test intangible assets for impairment whenever events occur indicating that the carrying value may be impaired. No impairments of goodwill or intangible assets were recorded during the years ended December 31, 2014 and 2013.

The costs of defending and protecting patents are expensed. All costs incurred to the point when a patent application is to be filed are expensed as incurred.

Intangible assets are amortized using an estimate of the pattern in which the intangible asset’s benefits are utilized, or the straight-line method if such a pattern cannot be determined, over the following estimated useful lives of the assets:

Completed technology (years)	3	to	7
Customer relationships (years)	4	to	12
Non-compete agreements (years)		5
Tradenames (years)	9	to	10

Impairment of Long-Lived Assets

We evaluate the recoverability of our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of a long-lived asset to the sum of undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured as the difference between fair value of the asset compared to its carrying amount.

Capitalized Software

Computer software development costs incurred in the preliminary project stage for software to be used for internal use are expensed as incurred until the capitalization criteria have been met. The criteria for capitalization is defined as the point at which the preliminary project stage is complete, we commit to funding the computer software project, it is probable that the project will be completed and the software will be used to perform the function intended. Capitalization ceases at the point that the computer software project is substantially complete and ready for its intended use. The capitalized costs are amortized using the straight-line method over the estimated economic life of the software, generally three years. During the years ended December 31, 2014 and 2013, approximately $5.4 million and $2.9 million respectively, of costs were capitalized. During the years ended December 31, 2014 and 2013, approximately $0.1 million and $0.2 million, respectively, of the costs capitalized were from stock-based compensation.

Revenue Recognition and Deferred Revenue

We derive revenues from the delivery of services to higher education institution clients and their constituents such as students, faculty, staff and alumni. Revenues are recognized when persuasive evidence of an arrangement exists, services have been rendered, the price is fixed or determinable and collectability is reasonably assured. We enter into long-term (generally three- or five-year initial term) contracts with higher education institutions to provide payment and refund management disbursement services. Our contracts to provide data analytic services are usually one-year contracts. We categorize revenue as account revenue, payment transaction revenue, higher education institution revenue and other revenue. Deferred revenue consists of amounts billed to or received from clients prior to the performance of services. During 2014, we recorded an allowance for customer restitution which is recorded as a reduction of revenue. See Note 16 for further information.

Account Revenue

Account revenue is generated from deposit accounts opened and funded by students and other members of the campus community. We earn fees for services based on a fee schedule, including interchange fees charged to merchants, ATM fees, non-sufficient funds fees and other fees. Revenue on such transactions is recognized when the banking transaction is completed.

Payment Transaction Revenue

Payment transaction revenue is generated through convenience fees charged when students, parents or other payers make payments to higher education institution clients through one of our payment products using a credit or debit card or by students who establish a payment plan through us. Payment transaction revenue is recognized when the transaction giving rise to the convenience fee is processed, or ratably over the duration of the payment plan.

Higher Education Institution Revenue

Revenue from higher education institution clients is generated from fees charged for the services they purchase from us. For Refund Management disbursement services, clients are charged an annual fee and/or per-transaction fees for certain transactions. The annual fee is recognized ratably over the period of service and the transaction fees are recognized when the transaction is completed.

Revenues from payment services include subscription fees from clients accessing on-demand application services and other services which are billed based on transaction volume. Transaction-based service fees are recognized in the period in which the service is provided.  Subscription fees are recognized ratably over the term of the subscription agreement, which generally ranges from 1 to 5 years and are renewable at the option of the customer. For certain payment transaction products, an implementation fee may be charged. This implementation fee is deferred and recognized over the longer of the estimated client relationship period, which we estimate is 5 years, or the contractual term of the agreement.

Revenues from data analytic services include subscription license fees from clients accessing on-demand application services. Subscription fees are recognized ratably over the term of the subscription agreement, which is generally 1 year and renew unless cancelled by the customer.

Other Revenue

Other revenue primarily includes fees received from our current bank partners based on either the number of OneAccounts or prevailing interest rates and the total deposits held in accounts. We recognize this revenue as it is earned in each period.

Cost of Revenues

Cost of revenue consists primarily of data processing expenses, interchange expenses related to online payment and ATM transactions, amortization of acquired technology, uncollectible fees and customer service expenses.

We incur set-up and other direct costs of implementation at the outset of certain contracts that are comprised primarily of employee labor costs. These costs are incremental and directly related to a contract.  The costs are thus deferred and amortized to cost of revenue over the expected term of the contract, which is generally three to five years. In instances where a client terminates its contract before the end of the expected term of the contract, we modify the amortization period of the deferred costs of the related contract to equal the remaining period of time until termination of the service. See Note 6 for further information.

Stock-based Compensation

We measure and recognize compensation expense for share-based awards based on the estimated fair value on the date of grant. We issue new shares upon the exercise of outstanding stock options. We estimate fair value of each option using the Black-Scholes option-pricing model with the following assumptions for stock options granted during the years ended December 31, 2014 and 2013:

	2014			2013
Expected term (years)	5.0	–	6.3	5.0	–	6.8
Expected volatility	47.2%	–	54.2%	49.0%	–	54.0%
Risk-free rate	1.5%	–	2.0%	0.9%	–	2.1%
Expected dividends		None			None

Expected term is the period of time that the equity grants are expected to remain outstanding. We calculate the expected life of the options using the “simplified method.” We use the simplified method, because we do not yet have sufficient historical exercise data as a publicly traded company to provide a reasonable basis to estimate the expected term. We use the midpoint between the end of the vesting period and the contractual life of the grant to estimate option exercise timing. The simplified method was applied for all options granted during 2014 and 2013.

Expected volatility is a measure of the amount by which a financial variable such as a share price has fluctuated (historical volatility) or is expected to fluctuate (expected volatility) during a period. We have based our estimated volatility both on the historical volatility of a peer group of publicly traded companies which includes companies that are in the same industry or are our competitors and our own historical volatility. We use a blended rate of our actual historical volatility and the historical volatility of a peer group, because we do not yet have sufficient historical share volatility to provide a reasonable basis to estimate our expected volatility for the entire expected term.

Risk-free rate is the average U.S. Treasury rate at the time of grant having a term that most closely approximates the expected term of the option.

Expected dividends have not been assumed, because we have never declared or paid dividends on our common stock and do not anticipate paying dividends in the foreseeable future.

Restricted stock awards and units are stock awards which entitle the holder to receive shares of our common stock as the award vests over time. The fair value of each restricted stock award is estimated using the intrinsic value method which is based on the fair market value price on the date of grant. Compensation expense for restricted stock awards is recognized ratably over the vesting period on a straight-line basis.

Provision for OneAccount Losses

We have entered into agreements with third-party FDIC-insured banks to hold all deposit accounts of our accountholders. Although those deposit funds are held by the third-party banks, we are liable to the banks for any uncollectible accountholder overdrafts and any other losses due to fraud or theft. We provide reserves for our estimated overdraft liability and our estimated uncollectible fees to the third-party banks. The provision for these reserves is included within the cost of revenue on the accompanying consolidated financial statements. Such reserve is based upon an analysis of outstanding overdrafts and historical repayment rates. See Note 9 for further information. We also record an estimated liability for losses due to fraud or theft based on transactions that have been disputed by our accountholders but where such disputes have not been resolved as of the end of the reporting period based on our historical rate of loss on such transactions.

Income Taxes

Deferred tax assets and liabilities are determined based on temporary differences between the financial reporting and tax bases of assets and liabilities. Deferred tax assets are also recognized for net operating loss and credit carry-forwards. These deferred tax assets and liabilities are measured using the currently enacted tax rates and laws. The realization of total deferred tax assets is contingent upon the generation of future taxable income. Valuation allowances are provided to reduce such deferred tax assets to amounts more likely than not to be ultimately realized.

Income tax provision or benefit includes U.S. federal, foreign and state and local income taxes and is based on pre-tax income or loss. In determining the estimated annual effective income tax rate, we analyze various factors, including projections of our annual earnings and taxing jurisdictions in which the earnings will be generated, the impact of state and local taxes and our ability to use tax credits and net operating loss carry-forwards.

We utilize a more-likely-than-not recognition threshold, based on the technical merits of the tax position taken, when we consider the need for a provision related to an uncertain tax provision. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of the tax benefits, determined on a cumulative probability basis, which is more likely than not to be realized upon ultimate settlement in the financial statements. We recognize interest and penalties related to income tax matters in income tax expense.

Business Combinations

When we are the acquiring entity in a business combination, we recognize all of the assets acquired and liabilities assumed in the transaction at their fair value on the acquisition date. Contingent consideration, if any, is recognized and measured at fair value on the acquisition date. Transaction costs associated with an acquisition are expensed as incurred.

Basic and Diluted Net Income Available to Common Stockholders per Common Share

Basic net income per common share excludes dilution for potential common stock issuances and is computed by dividing net income available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted net income per common share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. For the calculation of diluted net income per common share, the basic weighted-average number of shares is increased by the dilutive effect of restricted stock, warrants and stock options using the treasury-stock method. The treasury-stock method assumes that the options or warrants are exercised at the beginning of the year (or date of issue, if later), and that the company uses those proceeds to purchase common stock for treasury at the average price for the reporting period.

The following table provides a reconciliation of the amounts used in computing basic and diluted net income available to common stockholders per common share:

	2014	2013
Net income available to common shareholders:
Basic	$14,967	$14,128
Diluted	$14,967	$14,128

Weighted average shares outstanding:
Basic	47,209,780	46,717,359
Stock awards	840,259	1,651,006
Diluted	48,050,039	48,368,365

Net income per common share:
Basic	$0.32	$0.30
Diluted	$0.31	$0.29

The dilutive effect of stock options and warrants totaling 3,022,492 and 2,161,583 were not included in the computation of diluted net income per common share for the years ended December 31, 2014 and 2013, respectively, because their effect would be anti-dilutive. Anti-dilutive securities are securities that upon conversion or exercise increase earnings per share (or reduce the loss per share).

Treasury Stock

Treasury stock is recorded at cost.

Comprehensive Net Income

Comprehensive net income includes net income, combined with any unrealized gains and losses not included in earnings, and is reflected as a separate component of stockholders’ equity. There were no differences between net income and comprehensive net income for the years ended December 31, 2014 and 2013.

Segment Information

We historically operated in one business segment, namely, providing technology, data analytics and payment services to the higher education industry. We provided products and services to two distinct, but related, target markets, higher education institutions and their students. A single management team that reported to the chief operating decision maker comprehensively managed the entire business. All of our material identifiable assets and substantially all of our clients and customers are located in the United States.
As a result of the change in our segment disclosure in 2015, we have revised our financial statements to include segment disclosures for the years ended December 31, 2014 and 2013. See Note 17 for further information.

Recent Accounting Pronouncements

There were no new accounting standards adopted during 2014 which had a material impact on our consolidated financial position, results of operations or liquidity.

In May 2014, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, No. 2014-09,
Revenue From Contracts With Customers
, that outlines a single model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance. The ASU is based on the principle that an entity should recognize revenue to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The ASU also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to fulfill a contract. Entities have the option of using either a full retrospective or a modified retrospective approach for the adoption of the new standard. The ASU becomes effective for us at the beginning of our 2017 fiscal year; early adoption is not permitted. We are currently assessing the impact that this standard will have on our consolidated financial statements.

In June 2014, the FASB issued Accounting Standards Update No. 2014-12,
Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period
, which updated the accounting standards related to stock compensation. The update clarifies the accounting for share-based payments with a performance target that could be achieved after the requisite service period. Specifically, the update specifies the performance target should not be reflected in estimating the grant-date fair value of the award. Instead, the probability of achieving the performance target should impact vesting of the award. The standard is effective for interim and annual periods beginning after December 15, 2015 and early adoption is permitted. We are currently assessing the impact that this standard will have on our consolidated financial statements.